RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

FOOTHILL CAPITAL CORPORATION
2450 Colorado Avenue
Suite 3000
Santa Monica, California 90404
Attn:  Business Finance
           Division Manager



             THIS INSTRUMENT IS ALSO TO BE INCLUDED IN THE INDEX OF
             FINANCING STATEMENTS AS A FIXTURE FILING IN ACCORDANCE
            WITH THE UNIFORM COMMERCIAL CODE AND CROSS-INDEXED IN THE
                          REAL ESTATE MORTGAGE RECORDS

                 THIS DOCUMENT SECURES OBLIGATIONS WHICH CONTAIN
                   PROVISIONS FOR A VARIABLE RATE OF INTEREST



STATE OF UTAH                               )
                                            ) ss.
COUNTY OF SALT LAKE                         )


     LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT and FIXTURE FILING made as of this 14th day of December, 2000, between EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation ("Grantor"), with its chief executive office located at 600 Komas Drive, Salt Lake City, Utah 84108, as grantor, and CHICAGO TITLE INSURANCE COMPANY, as trustee ("Trustee") and FOOTHILL CAPITAL CORPORATION, a California corporation, having an office at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, Attn: Business Finance Division Manager.

                                   WITNESSETH

     THIS LEASEHOLD DEED OF TRUST CONSTITUTES A FIXTURE FILING UNDER SECTIONS 9-313 AND 9-402 OF THE UNIFORM COMMERCIAL CODE OF THE STATE OF UTAH. TO THE EXTENT THE GOODS ARE FIXTURES UNDER THE LAWS OF THE STATE OF UTAH, THE FIXTURES ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY LOCATED IN THE COUNTY OF SALT LAKE, STATE OF UTAH, MORE PARTICULARLY DESCRIBED ON EXHIBIT A ATTACHED HERETO, COMMONLY KNOWN BY THE STREET ADDRESS: 540 ARAPPEN DRIVE, SALT LAKE CITY. THE NAME OF THE RECORD OWNER OF THE REAL PROPERTY IS UNIVERSITY OF UTAH.




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



     FOR THE PURPOSE OF SECURING (a) the performance of all obligations and the payment of all indebtedness to be paid in accordance with the terms and with interest as set forth in that certain Loan and Security Agreement (hereinafter referred to as the "Loan Agreement"), of even date herewith, entered into between Grantor and Foothill Capital Corporation (Foothill Capital Corporation and any subsequent lender pursuant to the Loan Agreement being hereinafter referred to as "Beneficiary") and all modifications, extensions, renewals, or amendments and restatements thereof: should Foothill Capital Corporation and others enter into an amended and restated loan and security agreement, then the agent thereunder shall be the Beneficiary hereunder, (b) the payment and performance of all indebtedness and obligations of Grantor arising under this Deed of Trust and other documents executed by Grantor in connection herewith, and (c) payment of any money advanced by Beneficiary (and other lenders, if any) to Grantor, or its successors, with interest thereon, evidenced by a note or notes (indicating that they are so secured), executed by Grantor or its successors, Grantor has granted, mortgaged, bargained, sold, alienated, enfeoffed, released, conveyed and confirmed, and by these presents does grant, mortgage, bargain, sell, alienate, enfeoff, release, convey and confirm unto the Trustee, in trust, WITH POWER OF SALE, all its estate, right, title and interest in, to and under any and all of the property located in the City of Salt Lake City, County of Salt Lake, State of Utah, and more particularly described in Exhibit A attached hereto and made a part hereof, including all easements, rights, privileges, tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim, demand, reversion or remainder whatsoever of Grantor therein or thereto, either at law or in equity, in possession or expectancy, now or hereafter acquired, including, without limitation, all and singular the ways, waters, water courses, water rights and powers, liberties, privileges, sewers, pipes, conduits, wires and other facilities furnishing utility or other services to the property (collectively, the "Land");

     TOGETHER with all of the right, title and interest of Grantor in and to all buildings, structures and improvements now or hereafter erected on the Land including all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever now or hereafter located on or forming part of said buildings, structures and improvements (collectively, the "Improvements"; the Land and Improvements being hereinafter collectively referred to as the "Premises");

     TOGETHER with all of the right, title and interest of Grantor in and to the land lying in the bed of any street, road, highway or avenue in front of or adjoining the Premises;

     TOGETHER with any and all award and awards heretofore made or hereafter to be made by any governmental authorities to the present and all subsequent owners of the Premises which may be made with respect to the Premises as a result of the return of excess taxes paid on the Mortgaged Property, the exercise of the right of eminent domain, the alteration of the grade of any street or any other injury to or decrease of value of the Premises, which said award or awards are hereby assigned to Beneficiary and Beneficiary, at its option, is hereby authorized, directed and empowered to collect and receive the proceeds of any such award or awards from the authorities making the same and to give proper receipts and acquittances therefor, and to apply the same as hereinafter provided; and Grantor hereby covenants and agrees to and with Beneficiary, upon request by Beneficiary, to make, execute and deliver, at Grantor's expense, any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid award or awards to Beneficiary free, clear and discharged of any and all encumbrances of any kind or nature whatsoever;

     TOGETHER with all goods, equipment, machinery, furni ture, furnishings, fixtures, appliances, inventory, building materials, chattels and articles of personal property (other than personal property which is or at any time has become Hazardous Substances, as defined in the Loan Agreement), including any interest therein, now or at any time hereafter affixed to, attached to, or used in any way in connection with or to be incorporated at any time into the Premises, or placed on any part thereof but not attached or incorporated thereto, together with any and all replacements thereof, appertaining and adapted to the complete and compatible use, enjoyment, occupancy, operation or improvement of the Premises (collectively, the "Chattels");

     TOGETHER with leases of the Premises or the Chattels or any part thereof now or hereafter entered into and all right, title and interest of Grantor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder (whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms) and all rights to all insurance proceeds and unearned premiums arising from or relating to the Premises and all other rights and easements of Grantor now or hereafter existing pertaining to the use and enjoyment of the Premises and all right, title and interest of Grantor in and to all declarations of covenants, conditions and restrictions as may affect or otherwise relate to the Premises and all of Grantor's right, title and interest in and to the lease and any and all options to purchase, rights of first offer and rights of first refusal,  whether  contained  in the  lease  or  elsewhere  (the  "Lease")  more
particularly   described  in  Exhibit  A  attached  hereto  including,   without
limitation, the right to surrender, terminate, cancel, waive, change, supplement, grant subleases of, alter or amend the Lease;

     TOGETHER with all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into with respect to the sale to any purchasers of any part of the Premises, and all deposits and other proceeds thereof;

     TOGETHER with all permits, plans, licenses, specifica tions, subdivision rights, tentative tract maps, final tract maps, security interests, contracts, contract rights or other rights as may affect or otherwise relate to the Premises;

     TOGETHER with all rights of Grantor in or to any fund, program or trust monies and any reimbursement therefrom directly or indirectly established, maintained or administered by any governmental authority or any other individual or entity which is designed to or has the effect of providing funds (whether directly or indirectly or as reimbursement) for the repair or replacement of storage tanks (whether above or below ground) located on the Premises or the remediation or cleanup of any spill, leakage or contamination from any such tank or resulting from the ownership, use or maintenance of any such tank or to compensate third parties for any personal injury or property damage;

     TOGETHER with all rents, issues, profits, revenues, income and other benefits to which Grantor may now or hereafter be entitled from the Premises or the Chattels (which Premises, titles, interests, awards, Chattels, easements, rents, income, benefits, ways, waters, rights, powers, liberties, privileges, utilities, tenements, hereditaments, appurtenances, reversions, remainders, rents, issues, profits, estate, property, possession, claims and demands, are hereinafter collectively referred to as the "Mortgaged Property");

     TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee, its successors and assigns forever.

     THE OBLIGATIONS SECURED HEREBY SHALL NOT EXCEED AN AGGREGATE PRINCIPAL AMOUNT, AT ANY ONE TIME OUTSTANDING OF SIXTY MILLION AND NO/100 DOLLARS ($60,000,000), PROVIDED, THAT THE FOREGOING LIMITATION SHALL APPLY ONLY TO THE LIEN UPON THE REAL PROPERTY CREATED BY THIS DEED OF TRUST, AND IT SHALL NOT IN ANY MANNER LIMIT, AFFECT OR IMPAIR ANY GRANT OF A SECURITY INTEREST OR OTHER RIGHT IN FAVOR OF THE BENEFICIARY UNDER THE PROVISIONS

OF THE LOAN AGREEMENT OR UNDER ANY OTHER SECURITY AGREEMENT AT ANY TIME EXECUTED BY GRANTOR.


                                    ARTICLE I

     And Grantor further covenants with the Trustee and Beneficiary as follows:

     SECTION 1.01 . Grantor has good and marketable title to an indefeasible leasehold estate in the Premises subject to no lien, charge, or encumbrance except such as are approved by Beneficiary; that it owns the Chattels free and clear of liens and claims, except for Permitted Liens; that this Deed of Trust is and will remain a valid and enforceable first and prior lien on the Mortgaged Property subject only to the exceptions referred to above. Grantor will forever preserve, warrant and defend the same unto the Trustee and Beneficiary, and will forever preserve, warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. Grantor has not, and will not, surrender, terminate, cancel, waive, accept waiver, change, supplement, grant subleases of, alter, surrender or amend, and will comply with all of the terms, covenants and conditions contained in, the Lease.

     SECTION 1.02 . Intentionally Deleted.

     SECTION 1.03 . Intentionally Deleted.

     SECTION 1.04 . Intentionally Deleted.

     SECTION 1.05 . All right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, or constructed, assembled or placed by Grantor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further grant, conveyance, assignment or other act by Grantor, shall become subject to the first and prior lien and security interest of this Deed of Trust as fully and completely, and with the same effect, as though now owned by Grantor and specifically described in the granting clause hereof.

     SECTION 1.06 . Grantor, from time to time when the same shall become due, will pay and discharge, or cause to be paid and discharged, all payments required under the Lease. Grantor will, upon the request of Beneficiary, deliver to Beneficiary receipts evidencing the payment, before any penalties accrued thereon, of all such lease payments.

          (a) Grantor will pay from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien and security interest hereof shall be fully preserved, at the cost of Grantor, without expense to Beneficiary.

     SECTION 1.07 . In the event of the passage, after the date of this Deed of Trust, of any law of the State of Utah deducting from the value of the Mortgaged Property for the purpose of taxing the amount of any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust, or debts secured thereby, for state or local purposes, or the manner of operation of any such taxes so as to adversely affect the interest of Beneficiary, then and in such event, Grantor shall bear and pay the full amount of such taxes, provided that if for any reason payment by Grantor of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render the Loan Agreement or the indebtedness secured hereby wholly or partially usurious under any of the terms or provisions of the Loan Agreement, or this Deed of Trust, or otherwise, Beneficiary may, at its option, upon thirty (30) days' written notice to Grantor, (i) declare the whole indebtedness secured by this Deed of Trust, with interest thereon, to be immediately due and payable, or
          (ii) pay that amount or portion of such taxes as renders the Loan Agreement, or the indebtedness secured hereby unlawful or usurious, in which event Grantor shall concurrently therewith pay the remaining lawful non-usurious portion or balance of said taxes.

     SECTION 1.08 . In addition to restrictions contained in the Loan Agreement, Grantor will not further encumber, sell, convey or transfer any interest in, or any part of, the Mortgaged Property. Any such encumbrance, sale, conveyance or transfer made without Beneficiary's prior written consent shall be an Event of Default hereunder.

     SECTION 1.09 . Intentionally Deleted.

     SECTION 1.10 . Intentionally Deleted.

     SECTION 1.11 . If Grantor shall fail to perform any of the covenants contained herein or in the Lease on its part to be performed, Beneficiary may, but shall not be required to, make advances to perform the same, or cause the same to be performed, on Grantor's behalf, and all sums so advanced shall bear interest, from and after the date advanced until repaid, at the lower of (i) the maximum rate permitted by law or (ii) the default rate set forth in the Loan Agreement, shall be a lien upon the

          Mortgaged Property and shall, at Beneficiary's option, be added to the indebtedness secured hereby. Grantor will repay on demand all sums so advanced on its behalf with interest at the rate herein set forth. This Section 1.11 shall not be construed as preventing any default by Grantor in the observance of any covenant contained in this Deed of Trust from constituting an Event of Default hereunder.

     SECTION 1.12 . Grantor will not commit any waste at or with respect to the Mortgaged Property nor will Grantor do or fail to do anything which will in any way increase the risk of fire or other hazard to the Premises, Improvements or Chattels or to any part thereof.

     SECTION  1.13  .  Grantor  will  immediately   notify  Beneficiary  of  the
          institution of any proceeding for the condemnation or taking by eminent domain of the Mortgaged Property, or any portion thereof. The Trustee and Beneficiary may participate in any such proceeding and Grantor from time to time will deliver to Beneficiary all instruments requested by it to permit such participation. In the event of such condemnation proceedings, or a conveyance in lieu of such taking, the award or compensation payable is hereby assigned to and shall be paid to Beneficiary. Beneficiary shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid, but shall have no right to bind Grantor or to make settlement of its claim, except to the extent of the interest of the Trustee and Beneficiary. In any such condemnation proceedings the Trustee and Beneficiary may be represented by counsel selected by Beneficiary. The proceeds of any award or compensation so received after reimbursement of any expenses incurred by Beneficiary in connection with such proceedings, shall, at the option of Beneficiary, be applied, without premium, to the repayment of the sums due under the Loan Agreement in such order as Beneficiary may in its sole discretion elect (regardless of interest payable on the award by the condemning authority), or to the cost of restoration of the
          Improvement or Chattel so taken and other terms as shall be satisfactory to Beneficiary.

     SECTION 1.14 . The assignment of rents, income and other benefits (collectively, "rents") contained in the granting clause of this Deed of Trust shall be fully operative without any further action on the part of Grantor or Beneficiary and specifically Beneficiary shall be entitled, at its option, to all rents from the Mortgaged Property whether or not Beneficiary takes possession of the Mortgaged Property. Grantor hereby further grants to Beneficiary the right (i) to enter upon and take possession of the Mortgaged Property for the purpose of collecting the rents, (ii) to dispossess by the usual summary proceedings any tenant defaulting in the payment thereof to Beneficiary, (iii) to let the Mortgaged Property or any part thereof, and (iv) to apply the rents, after payment of all necessary charges and expenses, on account of the indebtedness and other sums secured hereby. Such assignment and grant shall continue in effect until the indebtedness and other sums secured hereby are paid, the execution of this Deed of Trust constituting and evidencing the irrevocable consent of Grantor to the entry upon and taking possession of the Mortgaged Property by Beneficiary pursuant to such grant, whether or not sale or foreclosure has been instituted. Neither the exercise of any rights under this Section by Beneficiary nor the application of the rents to the indebtedness and other sums secured hereby, shall cure or waive any Event of Default, or notice of default hereunder or invalidate any act done pursuant hereto, but shall be cumulative of all other rights and remedies.

     The foregoing provisions hereof shall constitute an absolute and present assignment of the rents from the Mortgaged Property, subject, however, to the conditional permission given to Grantor to collect and use the rents until the occurrence of an Event of Default at which time such conditional permission shall automatically terminate; and the existence or exercise of such right of Grantor shall not operate to subordinate this assignment, in whole or in part, to any subsequent assignment by Grantor permitted under the provisions of this Deed of Trust, and any such subsequent assignment by Grantor shall be subject to the rights of the Trustee and Beneficiary hereunder.

     SECTION 1.15 . Grantor will not (i) execute an assignment of the rents or any part thereof from the Mortgaged Property unless such assignment shall provide that it is subject and subordinate to the assignment contained in this Deed of Trust, and any additional or subsequent assignment executed pursuant hereto, or (ii) except where the lessee is in default thereunder, terminate or consent to the cancellation or surrender of any lease of the Mortgaged Property or of any part thereof, now existing or hereafter to be made or (iii) modify any such lease or give consent to any assignment or subletting without Beneficiary's prior written consent, or (iv) accept prepayments of any installments of rent or additional rent to become due under such leases, except prepayments in the nature of security for the performance of the lessee's obligations thereunder, or (v) in any other manner impair the value of the Mortgaged Property or the security of the Trustee or Beneficiary for the payment of the indebtedness secured hereby, or (vi) enter into any lease prohibited under the provisions of the Loan Agreement.

               (a)  Grantor  will not execute any lease of all or a  substantial portion of the Mortgaged Property except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases of the Mortgaged Property now or hereafter existing, on the part of the lessor thereunder to be kept and performed. If any such lease provides for the giving by the lessee of certificates with respect to the status of such leases, Grantor shall exercise its right to request such certificates within five (5) days of any demand therefor by Beneficiary.

               (b) Grantor shall furnish to Beneficiary, within fifteen (15) days after a request by Beneficiary to do so, a written statement containing the names of all lessees for the Mortgaged Property, the terms of their respective leases, the spaces occupied, the rentals paid and any security therefor.

               (c) Grantor shall, from time to time upon request of Beneficiary, specifically assign to Beneficiary as additional security hereunder, by an instrument in writing in such form as may be approved by Beneficiary, all right, title and interest of Grantor in and to any and all leases now or hereafter on or affecting the Mortgaged Property, together with all security therefor and all monies payable thereunder, subject to the conditional permission hereinabove given to Grantor to collect the rentals under any such lease. Grantor shall also execute and deliver to Beneficiary any notification, financing statement or other document reasonably required by Beneficiary to perfect the foregoing assignment as to any such lease.

     SECTION 1.16 . Each lease of the Mortgaged Property or of any part thereof entered into after the date hereof shall provide that, in the event of the enforcement by the Trustee or Beneficiary of the remedies provided for by law or by this Deed of Trust, any person succeeding to the interest of Grantor as a result of such enforcement shall not be bound by any payment of rent or additional rent for more than one (1) month in advance, provided, however, that nothing herein set forth shall affect or impair the rights of Beneficiary to terminate any one or more of such leases in connection with the exercise of its or the Trustee's remedies hereunder.

     SECTION 1.17 . (a) With respect to the Lease, Grantor hereby warrants and represents as follows: (i) the Lease is in full force and effect, unmodified by any writing or otherwise, except as specifically set forth in Exhibit A; (ii) all rent, additional rent and other charges reserved herein have been paid to the extent they are payable to the date hereof; (iii) Grantor enjoys the quiet and peaceful possession of the property demised thereby; (vi) Grantor is not in default under any of the terms thereof and, to the best of its knowledge, there are no circumstances which, with the passage of time or the giving of notice or both, would constitute a default thereunder; and (v) to the best of Grantor's knowledge the landlord under the Lease is not in default under any of the terms or provisions thereof on the part of the landlord to be observed or performed;

               (b) Further, with respect to the Lease, Grantor covenants and agrees as follows: (i) to promptly and faithfully observe, perform and comply with all the terms, covenants and provisions thereof on Grantor's part to be observed, performed and complied with, at the times set forth therein, without any allowance for grace period, if any; (ii) not to do, permit, suffer or refrain from doing anything, as a result of which, there could be a default under or breach of any of the terms thereof; (iii) not to cancel, surrender, modify, amend or in any way alter or permit the alternation of any of the terms thereof; (iv) to give Beneficiary immediate notice of any default by anyone thereunder and to promptly deliver to Beneficiary copies of each notice of default and all other notices, communications, plans, specifications and other similar instruments received or delivered by Grantor in connection therewith; (v) to furnish to Beneficiary such information and evidence as Beneficiary may reasonably require concerning Grantor's due observance, performance and compliance with the terms, covenants and provisions thereof; and (vi) that any default of the tenant thereunder shall constitute an Event of Default under this Deed of Trust;

               (c) In the event of any default by Grantor in the performance of any of its obligations under the Lease, including, without limitation, any default in the payment of rent and other charges and impositions made payable by the tenant thereunder, then, in each and every case, Beneficiary may, at its option and without notice, cause the default or defaults to be remedied and otherwise exercise any and all of the rights of Grantor thereunder in the name of, and on behalf of, Grantor. Grantor shall, on demand, reimburse Beneficiary for all advances made and expenses incurred by Beneficiary incurring any such default (including, without limitation, reasonable attorneys' fees), together with interest thereon computed at the rate provided for in
                    Section 1.12 hereof from the date that an advance is made or expense is incurred, to and including the date the same is paid;

               (d) Grantor shall give Beneficiary notice of its intention to exercise each and every option to extend the term of the Lease, at least twenty (20) but not more than sixty (60) days prior to the expiration of the time to exercise such option under the terms thereof. If Grantor intends to extend the term of the Lease, it shall deliver to Beneficiary with the notice of such decision, a copy of the notice extension delivered to the landlord thereunder. If Grantor does not intend to extend the term of the Lease, Beneficiary may, at its option, exercise the option to extend in the name and on behalf of Grantor. In any event, Grantor hereby appoints Beneficiary its attorney-in-fact to execute and deliver, for and in the name of Grantor, all instruments and agreements necessary under the Lease or otherwise to cause any extension of the term thereof. This power, being coupled with an interest, shall be irrevocable as long as any amounts secured hereby remain unpaid;

               (e) It is hereby agreed that the fee title, the leasehold estate and the subleasehold estates in the property demised by the Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either the landlord thereunder, Grantor or a third party, whether by purchase or otherwise. Not less than sixty (60)
                    nor more  than  ninety  (90)  days  prior to the date of the exercise of any option or other right to purchase the Premises, or any part thereof, Grantor shall notify Beneficiary of the existence of such option or right. At least twenty (20) but not more than sixty (60) days prior to the expiration of the time to exercise such option or right, Grantor shall give Beneficiary notice of its intention to exercise such option or right. If Grantor intends to purchase, it shall deliver to Beneficiary with the notice of such decision, a copy of the notice of purchase delivered to the appropriate party. If Grantor does not intend to purchase, then Grantor will be deemed to have assigned the option to Beneficiary, who may purchase the Premises in Beneficiary's name, subject to the Lease, which will remain in full force and effect subject to its terms. If Grantor acquires the fee title or any other estate, title or interest in the property demised by the Lease, or any part thereof, the lien of this Deed of Trust shall attach to, cover and be a lien upon such acquired estate, title or interest and same shall thereupon be and become a part of the Mortgaged Property with the same force and effect as if specifically encumbered herein. Grantor agrees to execute all instruments and documents which Beneficiary may reasonably require to ratify, confirm and further evidence Beneficiary's lien on the acquired estate, title or interest. Furthermore, Grantor hereby appoints Beneficiary its true and lawful attorney-in-fact to execute and deliver all such instruments and documents in the name and on behalf of Grantor. This power, being coupled with an interest, shall be irrevocable as long as any amounts secured hereby remain unpaid.

               (f) If the Lease is cancelled or terminated, and if Beneficiary or its nominee shall acquire an interest in any new lease of the property demised thereby, Grantor shall have no right, title or interest in or to the new lease or the leasehold estate created by such new lease;

               (g) Grantor shall use its best efforts to obtain and deliver to Beneficiary within twenty (20) days after written demand by Beneficiary, an estoppel certificate from the landlord under the Lease setting forth (i) the name of the tenant thereunder, (ii) that the Lease has not been modified or, if it has been modified, the date of each modification (together with copies of each such modifications), (iii) the basic rent payable under the Lease, (iv) the date to which all rental charges have been paid by the tenant under the Lease, and (v) whether there are any alleged defaults of the tenant under the Lease and, if there are, setting forth the nature thereof in reasonable detail.

               (h) Grantor covenants and agrees that neither Grantor nor its trustee in bankruptcy shall exercise any right to terminate the Lease as afforded to it by ss.365(h)(i) of the
                    Bankruptcy Code of the United States, as amended, without the prior written consent of Beneficiary.

                                   ARTICLE II

                         EVENTS OF DEFAULT AND REMEDIES

     SECTION 2.01 . The occurrence of any one or more of the following events shall constitute an event of default ("Event of Default") hereunder:

               (a) If there shall be an Event of default under the Loan Agreement; or

               (b) If Grantor shall breach, or be in default of, any of the covenants or provisions contained in this Deed of Trust, or of any chattel mortgage, other deed of trust, security agreement or other document issued thereunder or in connection therewith or herewith; or

               (c)  If there shall be a default under the Lease.

               Upon the occurrence of an Event of Default, and in every such case:

                    (i) During the continuance of any Event of Default, Beneficiary personally, or by its agents or attorneys may enter into and upon all or any part of the Mortgaged Property, and each and every part thereof, and may exclude the party owning the beneficial interest in same, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Mortgaged Property for any lawful purpose and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Beneficiary, at the expense of Grantor, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid, may complete the construction of the Improvements and in the course of such completion may make such changes in the contemplated Improvements as it may deem desirable; may insure or reinsure the same as provided in the Loan Agreement, and likewise, from time to time, at the expense of Grantor, Beneficiary may make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to the Mortgaged Property or any part thereof and thereon as it may deem advisable; and in every such case Beneficiary shall have the right to manage and operate the Mortgaged Property, possessed as aforesaid, and to carry on the business thereof and exercise all rights and powers of the party owning such property with respect thereto either in the name of such party or otherwise as it shall deem best; and Beneficiary shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Mortgaged Property and every part thereof; and after deducting payments due under the Lease, the expenses of conducting the business thereof and of all maintenance, repairs, replacements, alterations, additions, betterments and improvements and all payments which may be made for taxes, assessments, insurance, in payment of any prior deed of trust and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation of Beneficiary for the services of Beneficiary and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, Beneficiary shall apply the moneys arising as aforesaid, first, to the payment of any sums, other than interest and principal due pursuant to the Loan Agreement required to be paid by Grantor under this Deed of Trust, second, to the payment of interest due pursuant to the Loan Agreement, third, to the payment of the principal due pursuant to the terms of the Loan Agreement when and as the same shall become payable, whether by acceleration or otherwise.

                    (ii) Beneficiary, at its option, may declare the entire unpaid balance of the indebtedness secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and written notice of default and of election to cause the Mortgaged Property to be sold, which notice Trustee shall cause to be duly filed for record. Beneficiary shall also deposit with the Trustee this Deed of Trust, and all documents evidencing the expenditures secured hereby.

                    (iii) After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Grantor, shall sell the Mortgaged Property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. If the Mortgaged Property consists of several known lots or parcels, Beneficiary may designate the order in which such parcels shall be sold or offered for sale. Any person, including Grantor, Trustee or Beneficiary, may purchase at such sale.

                    (iv) Trustee may postpone  sale of all or any portion of the
               Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement.

                    (v) On and  after  the  occurrence  of an Event of  Default,
               Grantor shall pay all rents, issues and profits thereafter received by Grantor from the Mortgaged Property to Beneficiary and to the extent not paid shall hold such amounts as trust funds for the benefit of Beneficiary and such rents, issues and profits shall be deemed "cash collateral" of Beneficiary under 11 U.S.C., as amended.

     SECTION 2.02 . Trustee, after making such sale, and upon receipt of the purchase price, shall make, execute and deliver to the purchaser or purchasers its deed or deeds conveying the Mortgaged Property so sold, but without any covenant or warranty, express or implied, and without any representation, express or implied, as to the existence, or lack thereof, of Hazardous Substances on the Mortgaged Property, and shall apply the proceeds of sale thereof to payment, FIRSTLY, of the expenses of such sale, together with the reasonable expenses of this Trust, including Trustee's fees and cost of evidence of title in connection with sale, Torrens certificates, and revenue stamps on Trustee's deed; SECONDLY, of all moneys paid, advanced or expended by Beneficiary under the terms hereof, not then repaid, together with the interest thereon as herein provided; and THIRDLY, of the amount of the principal and interest due pursuant to the Loan Agreement then remaining unpaid.

               (a) In the event of a sale of the Mortgaged Property, or any part thereof, and the execution of a deed or deeds therefor under these trusts, the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof and of the fact that said sale was regularly and validly made in accordance with all requirements of the laws of the State of Utah and of this Deed of Trust; and any such deed or deeds, with such recitals therein, shall be effectual and conclusive against Grantor and all other persons; and the receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient discharge to such purchaser from all obligations to see to the proper application of the purchase money according to the trusts aforesaid.

     SECTION 2.03 . After the happening of an Event of Default by Grantor under this Deed of Trust and immediately upon the commencement of any action, suit or other legal proceeding by Beneficiary to obtain judgment for the principal of, or interest due pursuant to the Loan Agreement and other sums required to be paid by Grantor pursuant to any provisions of this Deed of Trust, or of any other nature in aid of the enforcement of the Loan Agreement, or of this Deed of Trust, Grantor will waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding. Further, Grantor hereby consents to the appointment of a receiver or receivers, without bond, of the Mortgaged Property and of all the earnings, revenues, rents, issues, profits and income thereof. The exercise of any right under this Article II shall not be deemed as election of remedies nor a "pending action" so as to preclude to exercise of any other right or remedy. After the happening of any such default and during its continuance or upon the commencement of any proceedings to foreclose this Deed of Trust or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of the Trustee or Beneficiary hereunder, Beneficiary shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Deed of Trust indebtedness, forthwith either before or after declaring all sums due pursuant to the Loan Agreement to be due and payable, to the appointment of such a receiver or receivers.

     SECTION 2.04 . During the continuance of an Event of Default, Beneficiary shall have the following rights and remedies:

          I. Beneficiary or its employees, acting by themselves or through a court- appointed receiver, may enter upon, possess, manage, operate, dispose of, and contract to dispose of the Mortgaged
               Property or any part thereof; take custody of all accounts; negotiate with governmental authorities with respect to the Mortgaged Property's environmental compliance and remedial measures; take any action necessary to enforce compliance with any Act, including but not limited to spending rents to abate the problem; make, terminate, enforce or modify leases of the Mortgaged Property upon such terms and conditions as Beneficiary deems proper; contract for goods and services, hire agents, employees, and counsel, make repairs, alterations, and improvements to the Mortgaged Property necessary, in Beneficiary's judgment, to protect or enhance the security hereof; incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or take any and all other actions which may be necessary or desirable to comply with Grantor's obligations hereunder and under the Loan Agreement. All sums realized by Beneficiary under this subparagraph, less all costs and expenses incurred by it under this subparagraph, including attorneys' fees, and less such sums as Beneficiary deems appropriate as a reserve to meet future expenses under the subparagraph, shall be applied on any indebtedness secured hereby in such order as Beneficiary shall determine. Neither application of said sums to said indebtedness, nor any other action taken by Beneficiary under this subparagraph shall cure or waive any Event of Default or notice of default hereunder, or nullify the effect of any such notice of default. Beneficiary, or any employee or agent of Beneficiary, or a receiver appointed by a court, may take any action or proceeding hereunder without regard to (a) the adequacy of the security for the indebtedness secured hereunder, (b) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable, or (c) the filing of a notice of default.

          II. With or without notice, and without releasing Grantor from any obligation hereunder, to cure any default of Grantor and, in connection therewith, Beneficiary or its agents, acting by themselves or through a court appointed receiver, may enter upon the Mortgaged Property or any part thereof and perform such acts and things as Beneficiary deems necessary or desirable to inspect, investigate, assess, and protect the security hereof, including without limitation of any of its other rights: (a) to obtain a court order to enforce Beneficiary's right to enter and inspect the Mortgaged Property, to which the decision of Beneficiary as to whether there exists a release or threatened release of a Hazardous Substances onto the Mortgaged Property shall be deemed reasonable and conclusive as between the parties hereto; and (b) to have a receiver appointed to enforce Beneficiary's right to enter and inspect the Mortgaged Property for Hazardous Substances. All costs and expenses incurred by Beneficiary with respect to the audits, tests, inspections, and examinations which Beneficiary or its agents or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants, and attorneys, shall be paid by Grantor. All costs and expenses incurred by Trustee and Beneficiary pursuant to this subparagraph (including without limitation court costs, consultant fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Default Rate set forth in the Loan Agreement from the date they are incurred until said sums have been paid.

          III. To seek a judgment that Grantor has breached its covenants, representations and/or warranties with respect to the environmental matters set forth in the Loan Agreement by commencing and maintaining an action or actions in any court of competent jurisdiction for breach of contract, whether commenced prior to or after foreclosure of the Mortgaged Property, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out- of-pocket costs or expenses actually incurred by Beneficiary (collectively, the "Environmental Costs") incurred or advanced by Beneficiary relating to the cleanup, remediation or other response action required by any Act or to which Beneficiary believes necessary to protect the Mortgaged Property, it being conclusively presumed between Beneficiary and Grantor that all such Environmental Costs incurred or advanced by Beneficiary relating to the cleanup, remediation, or other response action of or to the Mortgaged Property were made by Beneficiary in good faith. All Environmental Costs incurred by Beneficiary under this subparagraph (including without limitation court costs, consultant fees and attorneys' fees, including, without limitation, fees incurred pursuant to 11 U.S.C., whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Default Rate from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at the sale of the Mortgaged Property, the amount of said costs, expenses and interest in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash.

     Grantor acknowledges and agrees that notwithstanding any term or provision contained herein or in the other Loan Documents (as defined in the Loan Agreement), the Environmental Costs shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents, and Grantor shall be fully and personally liable for the Environmental Costs hereunder, and such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust, and Grantor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Mortgaged Property or this Deed of Trust. For the purposes of any action brought under this subparagraph, Grantor hereby waives the defense of laches and any applicable statute of limitations.

          IV. To waive its lien against the Mortgaged Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired and to exercise any and all rights and remedies of an unsecured creditor against Grantor and all of Grantor's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order. As between Beneficiary and Grantor, Grantor shall have the burden of proving that Grantor or any related party (or any affiliate or agent of Grantor or any related party) was not in any way negligent in permitting the release or threatened release of the Hazardous Substances. Grantor acknowledges and agrees that Grantor shall be fully and personally liable for all judgments and awards entered against Grantor hereunder and such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust and Grantor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Mortgaged Property or this Deed of Trust. For the purposes of any action brought under this subparagraph, Grantor hereby waives the defense of laches and any applicable statute of limitations.

          V. Nothing contained herein shall be construed to limit any and all rights that Beneficiary has at law or pursuant hereto.

     SECTION 2.05 . No remedy herein conferred upon or reserved to the Trustee or Beneficiary is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Trustee or Beneficiary to exercise any right or power occurring upon the Event of Default shall impair any such right or power or shall be construed to be a waiver thereof or an acquiescence therein; and every power and remedy given by this Deed of Trust to the Trustee or Beneficiary may be exercised from time to time and as often as may be deemed expedient by the Trustee or Beneficiary. Nothing in this Deed of Trust or in the Loan Agreement shall affect the obligation of Grantor to pay the principal of and interest on all sums due under the Loan Agreement in the manner and at the time and place therein respectively expressed.

     SECTION 2.06 . To the extent permitted by law, Grantor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust; nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the marshalling of the Mortgaged Property or on the valuation or appraisal of the Mortgaged Property, or any part thereof, prior or subsequent to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such final sale or sales, claim or exercise any right under any statute or otherwise, to redeem the property so sold or any part thereof; and Grantor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Trustee or Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Grantor hereby waives the right to require any sale to be made in parcels, or the right to select parcels to be so sold, and there shall be no requirement for marshalling of assets. Grantor hereby further waives any rights it may have under applicable law relating to the prohibition of the obtaining of a deficiency judgment by Beneficiary against Grantor.

     SECTION 2.07 . During the continuance of any Event of Default and pending the exercise by the Trustee or Beneficiary of its right to exclude Grantor from all or any part of the Premises, Grantor agrees to pay the fair and reasonable rental value for the use and occupancy of the Mortgaged Property for such period and upon default of any such payment, will vacate and surrender possession of the Premises to the Trustee or Beneficiary or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery or possession of Premises for non-payment of rent, however designated. In the event Grantor remains in possession of the Mortgaged Property after the same is sold as provided above or after Beneficiary otherwise becomes entitled to possession of the same, Grantor shall become a tenant at will of Beneficiary or the purchaser of the Mortgaged Property.

     SECTION 2.08 . Without affecting the personal liability of any person, firm, corporation or other entity, including Grantor (other than any person released pursuant hereto), for the payment of the indebtedness secured hereby, and without affecting the lien of this Deed of Trust for the full amount of the indebtedness remaining unpaid upon any property not reconveyed pursuant hereto, Beneficiary and Trustee are respectively authorized and empowered as follows: Beneficiary may, at any time and from time to time, either before or after the expiration of the Loan Agreement, and without notice: (a) release any person liable for the payment of any of the indebtedness, (b) make any agreement extending the time or otherwise altering the terms of payment of any of the indebtedness, (c) accept additional security therefor of any kind, (d) release any property, real or personal, securing the indebtedness. Trustee may, without liability therefor and without notice, at any time and from time to time so long as the lien or charge hereof shall subsist, but only upon the written request of Beneficiary and presentation of this Deed of Trust for endorsement:
          (a) consent to the making of any map or plat of the Land, (b) join in granting any easement thereon or in creating any covenants restricting use or occupancy thereof, (c) reconvey, without warranty, any part of the Mortgaged Property, (d) join in any extension agreement or in any agreement subordinating the lien or charge hereof.

     SECTION 2.09 . This Deed of Trust constitutes a Security Agreement under the laws of the State of Utah so that Beneficiary shall have and may endorse a security interest in any or all of the Mortgaged Property which may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate (collectively, "Personal Property") and Grantor agrees to execute, as debtor, such financing statement or statements as Beneficiary may now or hereafter reasonably request in order that such security interest or interests may be perfected pursuant to such laws. This Deed of Trust further constitutes a fixture filing under Sections 9-313 and 9-402 of the Utah Uniform Commercial Code, as amended or recodified from time to time; provided, however that the execution and/or filing hereof does not imply that the items of Personal Property included in the Mortgaged Property are or are to become fixtures. The filing hereof as a fixture filing is intended to protect the parties from unwarranted assertions by third parties.

     Notwithstanding any release of any or all of the property included in the Premises which is deemed "real property", any proceedings to foreclose this Deed of Trust, or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of Grantor as are now or hereafter evidenced by the Loan Agreement.

     SECTION 2.10 . During the continuance of any Event of Default, Beneficiary shall have all of the rights and remedies of a secured party under the Uniform Commercial Code (the "Code") of the State of Utah, and specifically the right to direct notice and collections of any obligation owing to Grantor by any lessee. In addition to its rights to foreclose this Deed of Trust, Beneficiary shall have the right to sell the Personal Property or any part thereof, or any further, or additional, or substituted Personal Property, at one or more times, and from time to time, at public sale or sales or at private sale or sales, on such terms as to cash or credit, or partly for cash and partly on credit, as Beneficiary may deem proper. Beneficiary shall have the right to become the purchaser at any such public sale or sales, free and clear of any and all claims, rights of equity of redemption in Grantor, all of which are hereby waived and released. Grantor shall not be credited with the amount of any part of such purchase price, unless, until and only to the extent that such payment is actually received in cash. Notice of public sale, if given, shall be sufficiently given, for all purposes, if published not less than seven days prior to any sale, in any newspaper of general circulation distributed in the city in which the property to be sold is located or as otherwise required by the Code.

          The net proceeds of any sale of the Personal Property which may remain after the deduction of all costs, fees and expenses incurred in connection therewith, including, but not limited to, all advertising expenses, broker's or brokerage commissions, documentary stamps, recording fees, foreclosure costs, stamp taxes and counsel fees, shall be credited by Beneficiary against the liabilities, obligations and indebtedness of Grantor to Beneficiary secured by this Deed of Trust and evidenced by the Loan Agreement. Any portion of the Personal Property which may remain unsold after the full payment, satisfaction and discharge of all of the liabilities, obligations and indebtedness of Grantor to Beneficiary shall be returned to the respective parties which delivered the same to Beneficiary. If at any time Grantor or any other party shall become entitled to the return of any of the Personal Property hereunder, any transfer or assignment thereof by Beneficiary shall be, and shall recite that the same is, made wholly without representation or warranty whatsoever by, or recourse whatsoever against Beneficiary.

     SECTION 2.11 . All rights, remedies and powers provided by Sections 2.01-2.10 hereof may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the jurisdiction in which the Premises are located, and all such provisions are intended to be subject to all applicable provisions of law which may be controlling in such jurisdiction and to be limited to the extent necessary so that they will not render this Deed of Trust invalid, illegal or unenforceable under the provisions of any applicable law.

     SECTION 2.12 . Grantor agrees, to the full extent permitted by law, that at all times following an Event of Default, neither

          Grantor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, or extension laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Mortgaged Property or the final and absolute putting into possession thereof, immediately after such sale, of the purchaser thereat; and Grantor, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws and any and all right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that Trustee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety. To the full extent permitted by law, Grantor hereby waives any and all statutory or other rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date hereof.


                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.01 . In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     SECTION 3.02 . All notices or demands by any party relating to this Deed of Trust or any other agreement entered into in connection herewith shall be sent in the form set forth in the Loan Agreement.

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. All notices or demands sent in accordance with this Section 3.02 other than notices by Beneficiary in connection with Sections 9504 or 9505 of the Code, shall be deemed received on the earlier of the date of actual receipt or three (3) calendar days after the deposit thereof in the mail. Grantor acknowledges and agrees that notices sent by Beneficiary in connection with Sections 9504 or 9505 of the Code shall be deemed sent when deposited in the mail or transmitted by telefacsimile or other similar method permitted by law.

     SECTION 3.03 . Whenever in this Deed of Trust the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

     SECTION 3.04 . All of the grants, covenants, terms, obligations, provisions and conditions herein contained shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of Grantor and Beneficiary and to the successors of the Trustee.

     SECTION 3.05 . Intentionally Deleted.

     SECTION 3.06 . It shall be lawful for the Trustee, or Beneficiary, at its election, upon the occurrence of an Event of Default, to sue out forthwith a complaint in foreclosure upon this Deed of Trust and to proceed thereon to judgment and execution for the recovery of all sums payable by Grantor pursuant to the terms of this Deed of Trust without further stay, any law, usage or custom to the contrary notwithstanding.

     SECTION 3.07 . Notwithstanding the appointment of any receiver, liquidator or trustee of Grantor, or of any of its property, or of the Mortgaged Property, or any part thereof, the Trustee shall be entitled to retain possession and control of all property now or hereafter held under this Deed of Trust.

     SECTION 3.08 . Intentionally Deleted.

     SECTION 3.09 . Grantor hereby waives and relin quishes unto, and in favor of Beneficiary, all benefit under all laws, now in effect or hereafter passed, to relieve Grantor in any manner from the obligations assumed and the obligation for which this Deed of Trust is security or to reduce the amount of the said obligation to any greater extent than the amount actually paid for the Mortgaged Property, in any judicial proceedings upon the said obligation, or upon this Deed of Trust.

     SECTION 3.10 . Neither Grantor nor any other person now or hereafter obligated for payment for all or any part of the indebtedness secured hereby shall be relieved of such obligation by reason of the failure of Beneficiary to comply with any request of Grantor or of any other person so obligated to take action to foreclose on this Deed of Trust or otherwise enforce any provisions hereof or under the Loan Agreement or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured hereby, or by reason of any agreement of stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending the time of payment or modifying the terms hereof without first having obtained the consent of Grantor or such other person; and in the latter event Grantor and all other such persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Beneficiary.

     SECTION 3.11 . By accepting or approving anything required to be observed, performed or fulfilled or to be given to Beneficiary pursuant to this Deed of Trust, including (but not limited to) any certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Beneficiary.

     SECTION 3.12 . Beneficiary may from time to time, without notice to Grantor or to the Trustee, and with or without cause and with or without the resignation of the Trustee substitute a successor or successors to the Trustee named herein or acting hereunder to execute this trust. Upon such appointment and without conveyance to the successor Trustee, the latter shall be vested with all title, powers and duties conferred upon the Trustee herein named or acting hereunder. Each such appointment and substitution shall be made by written document executed by Beneficiary, containing reference to this Deed of Trust and its place of record, which when duly filed for record in the proper office, shall be conclusive proof of proper appointment of the successor Trustee. The procedure herein provided for substitution of the Trustee shall be conclusive of all other provisions for substitution, statutory or otherwise.

     SECTION 3.13 . Intentionally Deleted.

     SECTION 3.14 . Intentionally Deleted.

     SECTION 3.15 . GRANTOR AGREES THAT THIS DEED OF TRUST, THE LOAN AGREEMENT, AND ALL OTHER

          RELATED DOCUMENTS AND THE RIGHT, DUTIES, OBLIGATIONS AND LIABILITIES THEREUNDER (INCLUDING, WITHOUT LIMITATION, THE LIABILITY OF GRANTOR FOR ANY DEFICIENCY FOLLOWING A FORECLOSURE OF ALL OR ANY PART OF THE MORTGAGED PROPERTY) ARE TO BE CONSTRUED, GOVERNED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT AS TO MATTERS RELATING TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS ON AND SECURITY INTEREST IN THE MORTGAGED PROPERTY, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH. WHEREVER POSSIBLE, EACH PROVISION OF THIS DEED OF TRUST SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS DEED OF TRUST SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISIONS OR THE REMAINING PROVISIONS OF THIS DEED OF TRUST.

     SECTION 3.16 . Trustee covenants faithfully to perform the trust herein created, being liable, however, only for gross negligence or willful misconduct. Trustee accepts this Trust, when this Deed of Trust, duly executed and acknowledged, is made public record as provided by law. Trustee is not obligated to notify any party hereto of any action or proceeding in which Grantor, Beneficiary or Trustee shall be a party unless brought by Trustee.

     IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be executed as of the day and year first above written.

                          "Grantor"


                          EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation


                          By       /s/ R. Gaynor
                            ---------------------------------------------------
                                   Richard J. Gaynor, Vice President
                                   & Chief Financial Officer

STATE OF CALIFORNIA             )
                                ) ss.
COUNTY OF LOS ANGELES           )


                  On December 14, 2000, before me, Greta Johnson, personally appeared RICHARD J. GAYNOR, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument

                  WITNESS my hand and official seal.



                                   /s/ Greta Johnson
                          -----------------------------------------------------

                                    EXHIBIT A

The leasehold estate and interest which arise pursuant to that certain Lease Agreement, dated November 21, 1972, by and between UNIVERSITY OF UTAH, a corporate and body politic ("Lessor"), and MOUNTAIN CO-VENTURE, a general partnership ("Lessee"), and amended by that certain Addendum To Lease Agreement, dated April 3, 1973, and by that Second Addendum to Lease Agreement, dated June 4, 1973, and by that certain Third Addendum To Lease Agreement, dated December 7, 1973, and by that certain Fourth Addendum To Lease Agreement, dated September 12, 1979, and by that certain Fifth Addendum to Lease Agreement, dated April 9, 1987, [record notice of the existence of said Lease Agreement was originally afforded by that certain Memorandum of Lease recorded June 21, 1973 as Entry No. 2548892, in Book 3355 at Page 354, of the Official Records of the Salt Lake County Recorder. Further record notice was afforded by a Memorandum Of Ground Lease recorded June 1, 2000 as Entry No. 7650611, in Book 8365 at Page 3592 of the Official Records of the Salt Lake County Recorder; the Lessee's interest in and to said Lease Agreement being now held by EVANS & SUTHERLAND COMPUTER CORPORATION, a Utah corporation], in and to the following described tracts of land:

         BEGINNING at a point on the Westerly line of Arappen Drive, said point being North 2324.780 feet and West 686.110 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65(degree)48'24" West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence South 41(degree)00'00" West 212.00 feet; thence North 49(degree)00'00" West 90.00 feet; thence South 41(degree)00'00" West 340.00 feet; thence North 49(degree)00'00" West
         239.289 feet to a point on the arc of a 692.20 foot radius curve to the right; thence Northeasterly 31.381 feet along said curve (chord bears:
         North 39(degree)42'06" East 31.378 feet); thence North 41(degree)00'00" East 475.63 feet to a point on the arc of a 45.00 foot radius curve to the right; thence Northeasterly and Southeasterly 70.69 feet along said curve (chord bears: North 86(degree)00'00" East 63.64 feet) to a point on the Westerly line of Arappen Drive; thence South 49(degree)00'00" East 285.00 feet along the said Westerly line to the point of BEGINNING.

         BEGINNING at a point North 1921.943 feet and West 1155.542 feet from the Salt Lake City Survey Monument at the intersection of Sunnyside Avenue and Padley Street, said Monument is located South 65(degree)48'24" West 3622.62 feet and East 97.00 feet and South 58.20 feet from the Southeast corner of Section 3, Township 1 South, Range 1 East, Salt Lake Base and Meridian, and running thence South 41(degree)00'00" West 70.00 feet; thence North 49(degree)00'00" West
         220.927  feet to a point  on the arc of a  692.20  foot  radius  curve;
         thence

         Northeasterly  71.229 feet along said curve to the right (chord  bears:
         North 30(degree)28'00" East 71.20 feet); thence south 49(degree)00'00" East 233.943 feet to the point of BEGINNING.

EXCEPTING ANY PORTION LYING WITHIN THE BOUNDS OF WAKARA WAY AND/OR KOMAS DRIVE, THE DEDICATION PLATS OF WHICH ARE FILED IN THE OFFICE OF THE SALT LAKE COUNTY RECORDER.